Summary Prospectus	February 1, 2016
AMG SouthernSun U.S. Equity Fund

Investor Class: SSEFX	Class C: SSECX	Institutional Class: SSEIX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://investor.amgfunds.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated February 1, 2016, are incorporated by reference into this summary prospectus.
Investment Objective
The AMG SouthernSun U.S. Equity Fund's (the “Fund”) investment objective is to provide long-term capital appreciation.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)
	Investor Class	Class C	Institutional Class
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable, on shares held less than 60 days)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Class C	Institutional Class
Management Fee	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.10%	0.10%	0.10%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses[1]	1.22%	1.97%	0.97%
[1]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$124	$387	$ 670	$1,477
Class C	$200	$618	$1,062	$2,295
Institutional Class	$ 99	$309	$ 536	$1,190
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund had a portfolio turnover rate of 22% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in equity securities (common stocks) of U.S. companies. SouthernSun Asset Management, LLC (“SouthernSun” or the “Subadvisor”) seeks to achieve the Fund’s investment objective by investing primarily in common stocks of small to middle capitalization U.S. companies that SouthernSun selects using a research-driven, value-oriented investment strategy. The Fund defines the investable universe of small to middle capitalization securities to include securities of issuers with a market capitalization at the time of purchase within the capitalization range of companies in the Russell 2500™ Index and/or the Russell Midcap® Index during the most recent 12 month period (based on month-end data). These capitalization ranges will change over time. As of December 31, 2015, the range was $15 million to $12.1 billion for the Russell 2500™ Index and $383 million to $30.4 billion for the Russell Midcap® Index.
The Fund’s portfolio typically invests in 20-40 companies SouthernSun believes are niche dominant, attractively valued with financial flexibility and uniquely fitted management teams. When selecting companies for investment, SouthernSun seeks opportunities that it believes have the following characteristics:
•	Financial Flexibility: SouthernSun seeks companies that have strong internally generated discretionary cash flow and organic revenue growth.

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AMG SouthernSun U.S. Equity Fund SUMMARY PROSPECTUS

•	Management Adaptability: SouthernSun seeks management teams with measurable, transparent goals that are held accountable for performance. This applies to multiple levels of management from the CEO and CFO to less senior management.
•	Niche Dominance: SouthernSun seeks companies that it believes exhibit competitive advantages through superior products, process controls and technologies.
The Fund generally seeks to buy and hold stocks for the long-term, but will sell holdings that SouthernSun believes have exceeded their intrinsic market value, become too large a position, experienced a change in fundamentals or are subject to other factors that SouthernSun believes may contribute to relative under performance. The Fund generally seeks to hold positions in companies as they increase in market capitalization, potentially beyond the small to mid capitalization range, as long as SouthernSun considers the company to remain an attractive investment with capital appreciation potential.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Focused Investment Risk—a significant portion of the Fund’s holdings may be focused in a relatively small number of securities, which may make the Fund more volatile and subject to greater risk than a more diversified fund.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadvisor’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or in response to events that affect particular industries or companies.
Non-Diversified Fund Risk—the Fund is non-diversified and therefore a greater percentage of holdings may be concentrated in a small number of issuers or a single issuer, which can place the Fund at greater risk.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the industrials sector currently, and may in the future, comprise a significant portion of the Fund's portfolio.  The industrial industries may be affected by general economic trends, including employment, economic growth and interest rates, changes in consumer confidence and spending, government regulation, commodity prices and competitive pressures.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broad-based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
The performance information shown for the Fund includes historical performance of the Fund for periods prior to March 31, 2014, which was the date the Fund was reorganized from SouthernSun U.S. Equity Fund, a series of Northern Lights Fund Trust (the “Predecessor Fund”), to the Fund. The Predecessor Fund was managed by SouthernSun with the same investment objective and substantially similar investment strategies as those of the Fund.
The performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the indices shown in the table. The information in the bar chart is for Investor Class shares of the Fund. Class C and Institutional Class shares would have similar annual returns as Investor Class shares because all of the classes are invested in the same portfolio of securities. However, because Class C and Institutional Class shares are subject to different expenses than Investor Class shares, Class C and Institutional Class share performance varies. The performance information also reflects the impact of the Fund’s previous contractual expense limitation, if any. If AMG Funds LLC (the “Investment Manger”) or the Predecessor Fund’s investment manager had not agreed to limit expenses, returns would have been lower.
To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.

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AMG SouthernSun U.S. Equity Fund SUMMARY PROSPECTUS

Calendar Year Total Returns as of 12/31/15 (Investor Class)
Best Quarter: 13.97% (3rd Quarter 2013)
Worst Quarter: -13.39% (3rd Quarter 2015)
Average Annual Total Returns as of 12/31/15
AMG SouthernSun U.S. Equity Fund	1 Year	Since Inception[1]
Investor Class Return Before Taxes
	-10.82%	7.94%
Investor Class Return After Taxes on Distributions
	-11.74%	6.79%
Investor Class Return After Taxes on Distributions and Sale of Fund Shares
	-5.37%	6.15%
Class C Return Before Taxes
	-11.51%	7.17%
Institutional Class Return Before Taxes
	-10.60%	8.21%
Russell 2500™ Index (reflects no deduction for fees, expenses, or taxes)
	-2.90%	12.69%
Russell Midcap® Index (reflects no deduction for fees, expenses, or taxes)
	-2.44%	13.70%
[1]	Performance shown reflects the performance since the inception date of the Predecessor Fund on April 10, 2012.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only, and after-tax returns for Class C and Institutional Class shares will vary. The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and returns after taxes on distributions because they include a tax benefit resulting from the capital losses that would have been incurred.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadvisor
SouthernSun Asset Management, LLC
Portfolio Manager
Michael W. Cook, Sr.
Chief Executive Officer and Chief Investment Officer of SouthernSun;
Portfolio Manager of the Fund and the Predecessor Fund since its inception in 2012.
Buying and Selling Fund Shares
Initial Investment Minimum
Investor Class
Regular Account: $2,000
Individual Retirement Account: $1,000
Class C
Regular Account: $2,000
Individual Retirement Account: $1,000
Institutional Class
Regular Account: $1,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Investor Class and Class C (all accounts): $100
Institutional Class (all accounts): $1,000
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadvisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your

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AMG SouthernSun U.S. Equity Fund SUMMARY PROSPECTUS

salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	AMG Funds